INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED APRIL 30, 2020 TO THE PROSPECTUSES

DATED FEBRUARY 28, 2020, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Balanced Multi-Asset Allocation ETF (PSMB) Invesco Conservative Multi-Asset Allocation ETF (PSMC) Invesco Growth Multi-Asset Allocation ETF (PSMG)

Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM) (each, a "Fund" and collectively, the "Funds")

Effective immediately, Jeffrey Bennett is a Portfolio Manager of the Funds. Accordingly, the table within the section titled "Management of the Fund – Portfolio Managers" in each Fund's summary section of the Prospectus and each Summary Prospectus is deleted and replaced with the following:

Title with Sub-
Name	Adviser/Adviser/Trust	Date Began Managing the Fund
Director of Portfolio Management of
the Adviser and Vice President of the
Peter Hubbard	Trust	Since Inception
Senior Portfolio Manager of the
Michael Jeanette	Adviser	Since Inception
Duy Nguyen	Portfolio Manager of the Sub-Adviser	Since Inception
Jacob Borbidge	Portfolio Manager of the Sub-Adviser	Since Inception
Jeffrey Bennett	Portfolio Manager of the Sub-Adviser	April 2020

On Page 41 of the Prospectus within the section titled "Management of the Funds – Portfolio Managers," the following is added as a fifth bullet point immediately preceding the last paragraph:

∙Jeffrey Bennett, Portfolio Manager of the Sub-Adviser, has been responsible for the management of each Fund since April 2020 and has been associated with the Sub-Adviser and/or its affiliates since 2019. From 2016 to 2019, he was a Senior Portfolio Manager at OppenheimerFunds. Prior to joining OppenheimerFunds, he was a Managing Director on the Alternative Investment Management team at Alliance Bernstein from 2011 to 2016.

Please Retain This Supplement for Future Reference.

P-MAA-PRO-SUP-3 043020